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                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D. C. 20549

                                    FORM 8-K

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 23, 1998
                                                                ---------


                              ST. JOE CORPORATION
                              -------------------
             (Exact name of registrant as specified in its charter)


Florida                               1-10466              59-0432511
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(State or other jurisdiction of       (Commission          (I.R.S. Employer
Incorporation)                        File No.)             Identification No.)


Suite 400, 1650 Prudential Drive
Jacksonville, Florida                                       32207
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(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:            (904) 396-6600
                                                               --------------

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           Item 5.  Other Events

           Incorporated by reference is a press release issued on January 23, 1998, attached as Exhibit 99, providing information concerning the Registrant's and the National Football League's announcement regarding an agreement in principle to jointly build and operate National Football League entertainment centers.

           Item 7.  Financial Statements and Exhibits

           (c) Exhibit
           Exhibit 99 - Press release issued January 23, 1998


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                                   SIGNATURES


                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             St. Joe Corporation

           Date   January 23, 1998           By: /s/ Charles A. Ledsinger
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                                             Charles A. Ledsinger
                                             Senior Vice President
                                             Chief Financial Officer